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                                                                   EXHIBIT 10.12

                                 PROMISSORY NOTE


U.S. $10,000.00                                            Dated: April 24, 2003



FOR VALUE RECEIVED, the undersigned, 3PEA TECHNOLOGIES, INC. (the "Borrower") HEREBY PROMISES TO PAY to the order of DAVID WEILER (the "Lender") the principal amount of Ten Thousand Dollars (US $10,000.00)

The principal amount is payable in lawful money of the United States of America to the Lender, wire transferred, in immediately available funds.

3PEA agrees to repay the loans in increments when 3PEA's financial situation permits, and 3PEA agrees to repay the entire balance immediately upon receipt of outside funding of $400,000 or more.


Agreed,


3Pea Technologies, Inc.                David Weiler

By:      signed                           By:   signed
   -------------------------------         ----------------------------
Name:  Mark R. Newcomer                 Name: David R. Weiler
     -----------------------------           --------------------------
Title: Chief Executive Officer         Title: Individual
      ----------------------------            -------------------------
Date:  April 24, 2003                   Date: April 24, 2003
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